UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): August 16, 2007

DARDEN RESTAURANTS, INC.

Florida	1-13666	59-3305930
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

5900 Lake Ellenor Drive, Orlando, Florida 32809 (Address of principal executive offices) (Zip Code)

(407) 245-4000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

ý Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01       Other Events

     On August 16, 2007, Darden Restaurants, Inc. (“Darden”) and RARE Hospitality International, Inc. (“RARE”) issued a joint press release announcing that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”).  A copy of the press release is included as Exhibit 99.01 to this report and is incorporated in this report by reference.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.01	Joint press release, dated August 16, 2007, of Darden Restaurants, Inc. and
RARE Hospitality International, Inc. regarding execution of the Merger
Agreement.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Darden Restaurants, Inc.
(Registrant)

Date: August 16, 2007	By: /s/ Paula J. Shives

	Name:	Paula J. Shives
	Title:	Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

99.01       Joint press release, dated August 16, 2007, of Darden Restaurants, Inc. and RARE Hospitality International, Inc. regarding execution of the Merger Agreement.